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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 21, 2002
                                                         ------------------


                              EVANS BANCORP, INC.
                              -------------------
               (Exact name of Registrant as Specified in Charter)

             NEW YORK                  0-18539                16-1332767
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 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
         of Incorporation)           File Number)        Identification Number)


14-16 North Main Street, Angola, New York                          14006
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(Address of Principal Executive Offices)                        (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
                                                      --------------

ITEM 5.           OTHER EVENTS

                  Evans Bancorp, Inc. is filing herewith a press release issued on November 21, 2002 which is included herein. This press release was issued to announce a stock dividend to be paid on the Company's common stock as approved by the Board of Directors.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  The following exhibit is included herein:

                  99.1     November 21, 2002 Press Release




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EVANS BANCORP, INC.

                                         By: /s/ James Tilley
                                             -----------------------------
                                                 James Tilley, President & CEO


November 21, 2002